UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _________________________________
FORM 8-K
Current Report
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Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 10, 2013
Date of Report (Date of earliest event reported)

Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)
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Georgia	No. 001-34981	No. 58-1416811
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 639-6500
Registrant's telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01     Other Events.
On June 10, 2013, Fidelity Southern Corporation issued a press release regarding the closing of its previously announced underwritten public offering of shares of its common stock. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued on June 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer

June 10, 2013